Exhibit 99.5

SCHEDULE I

The following documents (hereinafter collectively referred to as the “N936AN Documents”) have been filed (via incorporation by reference) as exhibits to this filing: (a) Participation Agreement (N936AN), dated as of April 2, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein (filed as Exhibit 4.12), (b) First Amendment to Participation Agreement (N936AN), dated as of June 5, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein (filed as Exhibit 4.13), (c) Indenture and Security Agreement (N936AN), dated as of April 2, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee (filed as Exhibit 4.15), (d) First Amendment to Indenture and Security Agreement (N936AN), dated as of June 5, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee (filed as Exhibit 4.16), (e) Series 2013-1A N936AN Equipment Note No. 1, dated April 2, 2013 (filed as Exhibit 4.18), (f) Series 2013-1B N936AN Equipment Note No. 1, dated April 2, 2013 (filed as Exhibit 4.19) and (g) Series 2013-1C N936AN Equipment Note No. 1, dated June 5, 2013 (filed as Exhibit 4.20).

The corresponding documents with respect to each other Aircraft listed below are substantially identical in all material respects to the N936AN Documents, with the following exceptions: (1) conforming changes have been made to reflect the appropriate United States registration number of each aircraft (i.e., N943AN, N947AN, N948AN, N949AN, N950AN, N951AA, N964AN, N796AN and N722AN), the appropriate manufacturer’s serial number of each airframe (i.e., 30599, 29536, 30086, 29537, 30087, 29538, 30093, 30796 and 31547), the appropriate model of each aircraft (i.e., Boeing 737-823, Boeing 777-223ER and Boeing 777-323ER) and the appropriate generic model of each aircraft (i.e., BOEING 737-800, BOEING 777-200 and BOEING 777-300); (2) the descriptions of the purchase agreement between American Airlines, Inc. and the applicable aircraft manufacturer set forth in Schedule I to each Participation Agreement differ; (3) the descriptions of the insurance threshold amount set forth in Exhibit C to each Indenture differ; (4) the descriptions, including original principal amount and maturity, of the equipment notes set forth in Schedule II to each Participation Agreement, Schedule I to each Participation Agreement Amendment, Schedule I to each Indenture and Schedule I to each Indenture Amendment differ; (5) the descriptions of the FAA conveyance number, recording date and the Closing Date set forth in the recitals to each Participation Agreement Amendment and Indenture Amendment differ; and (6) conforming changes have been made to each equipment notes issued to reflect the original principal amount, maturity, interest rate, subordination and amortization profile of such equipment note.

Boeing 737-823

1.	(N943AN)

(a)	Participation Agreement (N943AN), dated as of March 26, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	First Amendment to Participation Agreement (N943AN), dated as of June 5, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(c)	Indenture and Security Agreement (N943AN), dated as of March 26, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(d)	First Amendment to Indenture and Security Agreement (N943AN), dated as of June 5, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(e)	Series 2013-1A N943AN Equipment Note No. 1, dated March 26, 2013

(f)	Series 2013-1B N943AN Equipment Note No. 1, dated March 26, 2013

(g)	Series 2013-1C N943AN Equipment Note No. 1, dated June 5, 2013

2.	(N947AN)

(a)	Participation Agreement (N947AN), dated as of March 26, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	First Amendment to Participation Agreement (N947AN), dated as of June 5, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(c)	Indenture and Security Agreement (N947AN), dated as of March 26, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(d)	First Amendment to Indenture and Security Agreement (N947AN), dated as of June 5, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(e)	Series 2013-1A N947AN Equipment Note No. 1, dated March 26, 2013

(f)	Series 2013-1B N947AN Equipment Note No. 1, dated March 26, 2013

(g)	Series 2013-1C N947AN Equipment Note No. 1, dated June 5, 2013

3.	(N948AN)

(a)	Participation Agreement (N948AN), dated as of March 26, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	First Amendment to Participation Agreement (N948AN), dated as of June 5, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(c)	Indenture and Security Agreement (N948AN), dated as of March 26, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(d)	First Amendment to Indenture and Security Agreement (N948AN), dated as of June 5, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(e)	Series 2013-1A N948AN Equipment Note No. 1, dated March 26, 2013

(f)	Series 2013-1B N948AN Equipment Note No. 1, dated March 26, 2013

(g)	Series 2013-1C N948AN Equipment Note No. 1, dated June 5, 2013

4.	(N949AN)

(a)	Participation Agreement (N949AN), dated as of March 26, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	First Amendment to Participation Agreement (N949AN), dated as of June 5, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(c)	Indenture and Security Agreement (N949AN), dated as of March 26, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(d)	First Amendment to Indenture and Security Agreement (N949AN), dated as of June 5, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(e)	Series 2013-1A N949AN Equipment Note No. 1, dated March 26, 2013

(f)	Series 2013-1B N949AN Equipment Note No. 1, dated March 26, 2013

(g)	Series 2013-1C N949AN Equipment Note No. 1, dated June 5, 2013

5.	(N950AN)

(a)	Participation Agreement (N950AN), dated as of March 26, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	First Amendment to Participation Agreement (N950AN), dated as of June 5, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(c)	Indenture and Security Agreement (N950AN), dated as of March 26, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(d)	First Amendment to Indenture and Security Agreement (N950AN), dated as of June 5, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(e)	Series 2013-1A N950AN Equipment Note No. 1, dated March 26, 2013

(f)	Series 2013-1B N950AN Equipment Note No. 1, dated March 26, 2013

(g)	Series 2013-1C N950AN Equipment Note No. 1, dated June 5, 2013

6.	(N951AA)

(a)	Participation Agreement (N951AA), dated as of March 26, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	First Amendment to Participation Agreement (N951AA), dated as of June 5, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(c)	Indenture and Security Agreement (N951AA), dated as of March 26, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(d)	First Amendment to Indenture and Security Agreement (N951AA), dated as of June 5, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(e)	Series 2013-1A N951AA Equipment Note No. 1, dated March 26, 2013

(f)	Series 2013-1B N951AA Equipment Note No. 1, dated March 26, 2013

(g)	Series 2013-1C N951AA Equipment Note No. 1, dated June 5, 2013

7.	(N964AN)

(a)	Participation Agreement (N964AN), dated as of March 26, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	First Amendment to Participation Agreement (N964AN), dated as of June 5, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(c)	Indenture and Security Agreement (N964AN), dated as of March 26, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(d)	First Amendment to Indenture and Security Agreement (N964AN), dated as of June 5, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(e)	Series 2013-1A N964AN Equipment Note No. 1, dated March 26, 2013

(f)	Series 2013-1B N964AN Equipment Note No. 1, dated March 26, 2013

(g)	Series 2013-1C N964AN Equipment Note No. 1, dated June 5, 2013

Boeing 777-223ER

8.	(N796AN)

(a)	Participation Agreement (N796AN), dated as of March 26, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	First Amendment to Participation Agreement (N796AN), dated as of June 5, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(c)	Indenture and Security Agreement (N796AN), dated as of March 26, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(d)	First Amendment to Indenture and Security Agreement (N796AN), dated as of June 5, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(e)	Series 2013-1A N796AN Equipment Note No. 1, dated March 26, 2013

(f)	Series 2013-1B N796AN Equipment Note No. 1, dated March 26, 2013

(g)	Series 2013-1C N796AN Equipment Note No. 1, dated June 5, 2013

Boeing 777-323ER

9.	(N722AN)

(a)	Participation Agreement (N722AN), dated as of April 29, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements in effect as of the date thereof, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(b)	First Amendment to Participation Agreement (N722AN), dated as of June 5, 2013, among American Airlines, Inc., Wilmington Trust Company, as Pass Through Trustee under each of the Pass Through Trust Agreements, Wilmington Trust Company, as Subordination Agent, Wilmington Trust Company, as Loan Trustee, and Wilmington Trust Company, in its individual capacity as set forth therein

(c)	Indenture and Security Agreement (N722AN), dated as of April 29, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(d)	First Amendment to Indenture and Security Agreement (N722AN), dated as of June 5, 2013, between American Airlines, Inc. and Wilmington Trust Company, as Loan Trustee

(e)	Series 2013-1A N722AN Equipment Note No. 1, dated April 29, 2013

(f)	Series 2013-1B N722AN Equipment Note No. 1, dated April 29, 2013

(g)	Series 2013-1C N722AN Equipment Note No. 1, dated June 5, 2013